Exhibit 10.7

Execution Version

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FOURTH AMENDMENT TO SERVICING AGREEMENT

THIS FOURTH AMENDMENT TO SERVICING AGREEMENT (this “Amendment”) is made as of May 21, 2018 by and between GreenSky, LLC (f/k/a GreenSky Trade Credit, LLC), a Georgia limited liability company (“Servicer”), and Synovus Bank, a Georgia state-chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of August 4, 2015, as amended (the “Servicing Agreement”);

WHEREAS, on or about the date hereof, Lender is entering into one or more purchase agreements to acquire groups of loans originated by a financial institution other than Lender through the lending program administered by Servicer and, in connection therewith, Lender and Servicer have agreed to treat such acquired loans as if they were initially originated under the Origination Agreement and serviced at all times under the Servicing Agreement except as otherwise set forth in the applicable purchase agreement and as otherwise set forth in this Amendment; and

WHEREAS, Lender and Servicer desire to amend the Origination Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1.        Effective as of the Effective Date, the Origination Agreement is hereby amended as follows:

a.       Section 1.01 of the Servicing Agreement is hereby amended by adding the following definitions in alphabetical order:

““2018 Acquired Loans” shall mean: (a) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of February 28, 2018, and (b) the May 2018 Acquired Loans.”

““May 2018 Acquired Loans” shall mean: (a) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of May 21, 2018, (b) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of May 21, 2018, and (c) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of May 21, 2018.”

b.        Section 1.01 of the Servicing Agreement is hereby amended by deleting the definition of “Promotional Loans” set forth therein and inserting the following in lieu thereof:

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

““Promotional Loans” shall mean each Loan for the greater of (i) 12 months from the date of initial funding, (ii) in the case of a deferred or interest only Loan, the duration of the deferred or interest only period (not to exceed 24 months) or (iii) in the case of a May 2018 Acquired Loan, 12 months from the date such Loan was acquired, for purposes of calculating the Bank Margin.”

c.       Section 3.01(e) of the Servicing Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

[*****]

d.       Section 3.0l(e)(iv) of the Servicing Agreement is hereby amended by deleting the definition of [*****] set forth therein and inserting the following in lieu thereof:

[*****]

2.       Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.

3.       This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
(Signature)

Name:	Timothy D. Kaliban
(Print Name)

Title:	President

LENDER:

SYNOVUS BANK

By:	/s/ Christopher Pyle
(Signature)

Name:	Christopher Pyle
(Print Name)

Title:	Group Executive